                            SCHEDULE 14A INFORMATION
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      /X/        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                                            DREAMLIFE, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                N.A.
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                N.A.
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                N.A.
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                N.A.
                ----------------------------------------------------------
           (5)  Total fee paid:
                N.A.
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.
           N.A.
           ---------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                N.A.
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                N.A.
                ----------------------------------------------------------
           (3)  Filing Party:
                N.A.
                ----------------------------------------------------------
           (4)  Date Filed:
                N.A.
                ----------------------------------------------------------

                                DREAMLIFE, INC.
                               888 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10106
               TELEPHONE (212) 887-6869, FACSIMILE (212) 554-9873

                                                               NOVEMBER XX, 2001

To Our Stockholders:

    On behalf of the Board of Directors of dreamlife, inc., I cordially invite you to attend a Special Meeting of Stockholders. The meeting will be held at 1:00 p.m. Eastern Daylight Time on December 19, 2001, at the offices of Gibbons, Del Deo, Dolan, Griffinger & Vecchione at 125 West 55th Street, 11th Floor,
New York, New York 10019. The formal notice of the meeting appears on the next page.

    Whether or not you are able to attend the meeting, it is important that your views be represented. To be sure that happens, please sign and date the enclosed proxy card and return it in the envelope provided. If you plan to attend the meeting, please check the appropriate box on the proxy card.

                                          Sincerely,
                                          James M. Cascino
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                DREAMLIFE, INC.
                               888 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10106

                ------------------------------------------------
                          NOTICE OF SPECIAL MEETING OF
                                  STOCKHOLDERS
                          TO BE HELD DECEMBER 19, 2001
                ------------------------------------------------

To Our Stockholders:

    A Special Meeting of the Stockholders of dreamlife, inc. (the "Corporation") will be held at the offices of Gibbons, Del Deo, Dolan, Griffinger & Vecchione at 125 West 55th Street, 11th Floor, New York, New York 10019, on December 19, 2001 at 1:00 p.m. Eastern Daylight Time for the following purposes:

    (1) To approve the change of the Corporation's name from "dreamlife, inc." to "Eos Holdings, Inc."; and

    (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on October 24, 2001 as the record date for determining the stockholders entitled to notice of and to vote at the meeting and any adjournment thereof.

    Your attention is directed to the accompanying Proxy Statement for the text of the resolutions to be proposed at the meeting and further information regarding the proposal to be made.

STOCKHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE ASKED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY BY MAIL IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

                                          By Order of the Board of Directors
                                          James J. Liati
                                          SECRETARY

November XX, 2001
New York, New York

                                DREAMLIFE, INC.
                               888 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10106

                ------------------------------------------------
                                PROXY STATEMENT
                  -------------------------------------------

                            CHANGE IN CORPORATE NAME
                              GENERAL INFORMATION

    This Proxy Statement is furnished by the Board of Directors (the "Board of Directors") of dreamlife, inc., a Delaware corporation (the "Corporation"), in connection with the solicitation of proxies to be used at a Special Meeting of Stockholders (the "Meeting") to be held at Gibbons, Del Deo, Dolan,
Griffinger & Vecchione at 125 West 55th Street, 11th Floor, New York, New York 10019, on December 19, 2001 at 1:00 p.m. Eastern Daylight Time, and at any adjournment thereof. The principal executive offices of the Corporation are located at 888 Seventh Avenue, New York, New York 10106.

    Only stockholders of record at the close of business on the record date, October 24, 2001, will be entitled to vote at the Meeting and at all adjournments thereof. This Proxy Statement is being mailed on or about November XX, 2001 to stockholders of record of the Corporation on October 24, 2001.

    On October 24, 2001, there were 56,132,098 issued and outstanding shares of the Corporation's common stock, par value $.01 per share (the "Common Stock"). Each share of Common Stock is entitled to one vote on each matter to be voted upon. There are no cumulative voting rights.

VOTING OF PROXIES

    If a proxy is properly signed by a stockholder and is not revoked, the shares represented thereby will be voted at the Meeting in the manner specified on the proxy, or if no manner is specified with respect to any matter therein, such shares will be voted by the persons designated therein (a) "FOR" the change of the Corporation's name from "dreamlife, inc." to "Eos Holdings, Inc."; and
(b) in connection with the transaction of such other business as may properly be brought before the meeting, in accordance with the judgment of the person or persons voting the proxy.

    Votes will NOT be considered cast, however, if the shares are not voted for any reason, including an abstention indicated as such on a written proxy or ballot.

    The proxy may be revoked by the stockholder at any time prior to the voting thereof by giving notice of revocation in writing to the Secretary of the Corporation, by duly executing and delivering to the Secretary of the Corporation a proxy bearing a later date or by voting in person at the Meeting.

CHANGE IN BUSINESS

    In 1999, we announced an internet initiative including plans for an online network to focus on personal and professional improvement. In connection with this initiative, we acquired related businesses and rights to related content and intellectual property. We launched a website in February 2000. In
January 2001, we changed our business strategy in response to our inability to generate significant revenues under the business model developed in 1999. Under the new business strategy we began to focus on the acquisition of Discovery Toys, Inc. ("Discovery Toys") and other potential acquisitions. We completed the acquisition of Discovery Toys, a leading direct seller of educational toys, books, games and software for children, on July 18, 2001.

    The name change is being made at this time as part of the Corporation's new business strategy that commenced with the acquisition of Discovery Toys, Inc. The name dreamlife, inc. had been adopted as part of a now abandoned strategy to develop an online network focused on personal and professional improvement.

CHANGE IN CONTROL

    As a result of the acquisition of Discovery Toys, the former shareholders of that company received an aggregate of 33,772,143 shares of our Common Stock, representing approximately 60% of our 56,132,098 shares now outstanding. Prior to the acquisition of Discovery Toys, Anthony Robbins, Robbins Research International and CYL Development Holdings owned 8,300,000 shares or 46.2% of our outstanding Common Stock.

    The following persons, who are now officers of the Corporation, members of the Board of the Corporation and/or members of the Board of Directors of Discovery Toys, and who are former direct or beneficial owners of Discovery Toys beneficially own, in the aggregate, 23,401,693 shares of our Common Stock:

NAME                                            POSITION                  NUMBER OF SHARES
----                                            --------                  ----------------
Julius Koppelman..............  Vice Chairman                                  860,603
James M. Cascino..............  Chief Executive Officer; Director            1,955,916
Jack B. Hood..................  Chief Financial Officer                      1,173,549
James Liati...................  Secretary                                    3,256,291
Anthony R. Calandra...........  Director                                     3,256,291
William S. Walsh..............  Director                                     4,293,014
Thomas C. Zimmer..............  President and Director of Discovery Toys     1,955,916
Richard Newton................  Vice President of Discovery Toys               782,366
Lane Nemeth...................  Director of Discovery Toys                   5,867,747

    However, there are no voting agreements among any of those persons or any of the other former beneficial owners of Discovery Toys with respect to our Common Stock.

    Under the agreement for the acquisition of Discovery Toys, its shareholders were given the right to designate four of the nine members of our Board (the "Discovery Toys Directors"). The Discovery Toys Directors were given the right to recommend a ninth member of the Board.

                            AMENDMENT TO THE CHARTER

    The only amendment to the Charter will be to change our name from dreamlife, inc. to Eos Holdings, Inc. After this amendment is effective, Article FIRST of the Charter will read in its entirety as follows:

        "FIRST: The name of the corporation (hereinafter called the "Corporation") is Eos Holdings, Inc."

    The name change is being made to distinguish our present business strategy from our former business strategy and to help create a corporate identity that is tied to our plan of becoming a holding company to acquire and grow consumer product companies.

    The name change will not affect the validity of currently outstanding stock certificates. Our current stockholders will not be required to surrender or exchange any stock certificates that they now hold and should not send such certificates to us or to our transfer agent for exchange.

    The Corporation plans to effect the name change as soon as possible after the approval of stockholders by filing a Certificate of Amendment to the Charter with the Secretary of State of the State of Delaware in compliance with Delaware law.

    Delaware law does not afford our stockholders the opportunity to dissent from the action described in this Proxy Statement and receive value for their shares.

    The affirmative vote of the holders of a majority of the shares of the Corporation's Common Stock as of the record date is required for the approval of the Corporation's name change. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE CORPORATION'S NAME CHANGE FROM "DREAMLIFE, INC." TO "EOS HOLDINGS, INC."

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information with respect to the beneficial ownership of the Common Stock of the Corporation as of October 24, 2001 for (i) each person who is known by the Corporation to beneficially own more than 5% of any class of capital stock; (ii) each executive officer of the Corporation; (iii) each director of the Corporation; and (iv) all directors and executive officers of the Corporation as a group. Except as otherwise indicated, each listed person has sole voting power and investment power over the respective shares owned.

                                                            AMOUNT AND NATURE OF
                                                            BENEFICIAL OWNERSHIP   PERCENT OF CLASS OF
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                      OF COMMON STOCK(2)      COMMON STOCK(3)
---------------------------------------                     --------------------   -------------------
Peter A. Lund(4) .........................................        1,747,000                3.0%
  Chairman of the Board of Directors

Julius Koppelman .........................................          860,603                1.5%
  Vice-Chairman of the Board of Directors

Anthony J. Robbins(5) ....................................        6,000,000               10.7%
  Vice-Chairman of the Board of Directors

Anthony R. Calandra ......................................        3,256,291                5.8%
  Director

James M. Cascino .........................................        1,955,916                3.5%
  Director, President and Chief Executive Officer

Jonathan Klein ...........................................                0                  *
  Director

Charles D. Peebler(6) ....................................          255,000                  *
  Director

William S. Walsh .........................................        4,293,014                7.6%
  Director

Jack B. Hood .............................................        1,173,549                2.1%
  Chief Financial Officer

James J. Liati ...........................................        3,256,291                5.8%
  Secretary

Lane Nemeth(7)............................................        5,867,747               10.4%
  3527 Mt Diablo Blvd. PMB 412 Lafayette, California 94549

CYL Development Holdings(8) ..............................        4,850,000                8.6%
  330 South Street Morristown, N.J. 07962

Frank M. Adubato(9) ......................................        3,256,291                5.8%
  365 South Street Morristown, N. J. 07962

Frank M. Calabrese(10) ...................................        3,256,291                5.8%
  365 South Street Morristown, N. J. 07962

William H. Taylor(11) ....................................        3,256,291                5.8%
  45 Park Place South, PMB 156 Morristown, N. J. 07960

All directors and executive officers as a group (10              22,797,664               39.2%
  persons)................................................

------------------------

*   Represents less than 1%.

(1) Unless otherwise noted, the address of each of the listed persons is c/o the Corporation, 888 Seventh Avenue, New York, NY 10106. All shares are beneficially owned and sole voting and investment power is held by the person named above, unless otherwise indicated.

(2) Generally, a person is deemed to be the beneficial owner of securities that can be acquired within 60 days from the date set forth above through the exercise of any option, warrant or right.

(3) Based on a total of 56,132,098 shares of Common Stock. Shares of Common Stock subject to options, warrants or rights that are currently exercisable or exercisable within 60 days are deemed outstanding for purposes of computing the percentage ownership of the person holding such options, warrants or rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(4) Represents 1,747,000 shares of Common Stock issuable upon exercise of options held by such individual which are either presently exercisable or will be exercisable within 60 days from the date set forth above.

(5) Based in part on a Schedule 13D filed by Mr. Robbins and Robbins Research International ("RRI"). Of the number of shares reported in the table, RRI owns 1,799,999. In his capacity as Chairman and sole equity owner of RRI, Robbins shares voting and dispositive power with respect to the securities beneficially owned by RRI and may be deemed to be the beneficial owner of such securities.

(6) Represents 255,000 shares of Common Stock issuable upon exercise of presently exercisable options held by such individual.

(7) Based on a Schedule 13D filed by such person.

(8) Based on a Schedule 13D filed by CYL Development Holdings, LLC ("CYL"), Kurt
    T. Borowsky and David J. Roy. In their capacity as managers of CYL,
    Messrs. Borowsky and Roy together irrevocably possess the sole power to vote and dispose of the Common Stock owned by CYL, and may be deemed the beneficial owners of such securities. Persons indirectly owning pecuniary interest in the shares held by CYL include Raymond G. Chambers and members of his family, who by reason of such indirect pecuniary interests may be deemed to have an indirect pecuniary interest in more than 5% of the shares of Common Stock of dreamlife but they disclaim beneficial ownership of such shares for the purposes of Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

(9) Based on a Schedule 13D filed by such person.

(10) Based on a Schedule 13D filed by such person.

(11) Based on a Schedule 13D filed by such person.

                                 OTHER MATTERS

    The Board of Directors does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement, and is not aware that any other matters will be presented for action at the Meeting. If any other matters come before the Meeting, the persons named in the enclosed form of proxy will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy.

    IF YOU DO NOT PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. EVEN IF YOU DO PLAN TO ATTEND THE MEETING, PLEASE SO NOTE WHERE PROVIDED AND RETURN THE PROXY CARD PROMPTLY.

STOCKHOLDERS' PROPOSALS FOR NEXT ANNUAL MEETING

    Any stockholder proposals intended to be presented at the Corporation's next annual meeting of stockholders must be received by the Corporation at its offices at 888 Seventh Avenue, New York, New York 10106, on or before
December 17, 2001 for consideration for inclusion in the proxy material for such annual meeting of stockholders.

EXPENSES OF SOLICITATION

    The cost of the solicitation of proxies will be borne by the Corporation. In addition to the use of the mails, proxies may be solicited by regular employees of the Corporation, either personally or by telephone or telecopy. The Corporation does not expect to pay any compensation for the solicitation of proxies.

                                          BY ORDER OF THE BOARD OF DIRECTORS
                                          James M. Cascino
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

Dated: November XX, 2001

--------------------------------------------------------------------------------


                                 dreamlife, inc.
                               888 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10106

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, and does hereby appoint James M. Cascino and Peter A. Lund, and each of them, or such person or persons as they or any of them may substitute and appoint as proxy or proxies of the undersigned, to represent the undersigned and to vote all shares of dreamlife, inc. Common Stock which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders of dreamlife, inc. to be held on Wednesday, December 19, 2001 at 1:00 p.m., and at all adjournments of such meeting.

THE PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, PROXIES WILL BE VOTED FOR PROPOSALS 1 AND 2.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)


--------------------------------------------------------------------------------

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         SPECIAL MEETING OF SHAREHOLDERS
                                 dreamlife, inc.

                                DECEMBER 19, 2001





               *  Please Detach and Mail In the Envelope Provded  *

--------------------------------------------------------------------------------

       PLEASE MARK YOUR
A /X/  VOTES AS IN THIS
       EXAMPLE.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 1.


Proposal 1.                                           FOR   AGAINST   ABSTAIN
     To approve the change of the corporation's       / /     / /       / /
     name from "dreamlife, inc." to "Eos
     Holdings, Inc."

Proposal 2.
     In their discretion, upon any other business that may properly come before the meeting or any adjournment thereof.

PLEASE VOTE, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.



Signature(s)______________________  _____________________ Dated:__________, 2001
NOTE: Please sign exactly as your name appears hereon. When shares are held by joint tenants, all should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If as a corporation, please sign in corporate name by president or other authorized officer. If as a partnership, please sign in partnership name by authorized person.

--------------------------------------------------------------------------------